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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2001

                             A.B. Watley Group Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                       1-14897                 13-3911867
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

40 Wall Street, New York, New York                               10005
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code    212-422-1100
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         (Former name or former address, if changed since last report.)

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Item 5. Other Events and Regulation FD Disclosure

     On July 25, 2001, A.B. Watley Group Inc. (the "Company") and On-Site Trading, Inc. ("On-Site") entered into a Letter of Intent ("LOI"). Pursuant to the LOI, the Company intends to acquire substantially all of the assets of On-Site. Attached as an Exhibit hereto is the Company's press release announcing the signing of the LOI.

Item 7. Financial Statements and Exhibits.

     (c)(1) Press Release, dated July 27, 2001.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            A.B. WATLEY GROUP INC.

Date: July 31, 2001                         By: /s/Anthony G. Huston
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                                               Anthony G. Huston
                                               President